                                                                   EXHIBIT 10.89

                                                                  EXECUTION COPY


                             NOTE EXCHANGE AGREEMENT

                  Note Exchange Agreement, dated as of April 7, 1999 (the "Agreement") by and among National Auto Finance Company, Inc., a Delaware corporation (the "Company"), Nova Financial Corporation, a Delaware corporation ("Nova Financial"), Nova Corporation, a Delaware corporation ("Nova"), Stephen
L. Gurba ("Gurba"), Edgar Otto ("Otto") and Gary L. Shapiro ("Shapiro") (each of Nova Financial, Nova, Gurba, Otto and Shapiro individually, a "Junior Noteholder", and collectively, the "Junior Noteholders").

                                    RECITALS

         A. Reference is made to that certain Restructuring Agreement, dated as of April 7, 1999 (the "Restructuring Agreement"), by and among the Company, National Auto Finance Company, L.P., Shapiro, Otto, Gurba, The 1818 Mezzanine Fund, L.P., PC Investment Company, Progressive Investment Company, Inc., Manufacturers Life Insurance Company (U.S.A.), The Structured Finance High Yield Fund, LLC, Nova Financial and Nova.

         B. It is a condition precedent to the completion of the Restructuring (as defined in the Restructuring Agreement) that each of the Junior Noteholders agree to amend certain provisions of the Amended and Restated Promissory Notes of the Company (the "Junior Notes") held by the Junior Noteholders.

         C. Each Junior Noteholder will derive financial and other benefits from the Company's entering into the Restructuring Agreement.

         D. Each Junior Noteholder, by entering into this Agreement, wishes to induce the Company to enter into the Restructuring Agreement.

         Now therefore, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1. Exchange of Junior Notes for New Junior Notes. Each Junior Noteholder agrees to exchange (the "Exchange"), on the Restructuring Date (as defined in the Restructuring Agreement), the Junior Note held by it for a new note (the "New Junior Note") substantially in the form of Exhibit A hereto. Each New Junior Note will have a principal amount equal to the sum of (a) the principal amount of the Junior Note for which it is exchanged and (b) the aggregate amount of accrued and unpaid interest on such Junior Note, through March 31, 1999. The Company agrees to issue a New Junior Note in exchange for each Junior
         Note immediately upon receipt of such Junior Note.

                  2. Waiver and Release. Each Junior Noteholder hereby waives all currently existing defaults and breaches under the Junior Notes, including, but not limited to, defaults in the payment of interest (including default interest) on the Junior Notes by the Company through the Restructuring Date (as defined in the Restructuring Agreement). Each Junior Noteholder further agrees to relinquish any causes of action, at law or in equity, in any court, administrative proceeding or other tribunal in the United States or any foreign country, which any Junior Noteholder may have had, now has, or hereafter can, shall or may have, against the Company with respect to, or relating to either the Junior Notes or the issuance of the New Junior Notes in exchange therefor.

                  3. Representations. (a) The Company represents and warrants to each Junior Noteholder as follows:

                              (i) it is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority (A) to issue and deliver the New Junior Note, (B) to execute and deliver this Agreement, and any other agreements and instruments to be executed and delivered by it pursuant hereto and thereto and (C) to consummate the transactions contemplated hereby and thereby;

                              (ii) this Agreement and the New Junior Notes have been duly authorized, executed, issued and delivered by it and constitute legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws of general application from time to time affecting the rights of creditors generally and subject to general principles of equity);

                              (iii)  the execution and delivery of this
                                     Agreement and the New Junior Notes and the performance by it of its obligations hereunder or thereunder will not constitute a violation, breach or default (with or without the passage of time or the giving of notice, or both) on its part under its certificate of incorporation or by-laws, or under any federal, state or local law, rule or regulation, or under any order or judgment that is binding on it or any of its properties, or under any agreement, instrument or document to which it is a party or by which any of its properties are bound; and

                              (iv)   upon the issuance, to any Junior
                                     Noteholder, of shares of the Company's
                                     common stock, par value $.01 per share







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                                     (the "CONVERSION SHARES") upon the
                                     conversion by a Junior Noteholder of any convertible note issued to such Junior Noteholder in payment of interest on a New Junior Note, such Conversion Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any mortgage, pledge, security interest, encumbrance, charge or other lien.

                                     Notwithstanding the foregoing, the Junior
                                     Noteholders acknowledge that the Company will be required to amend its certificate of incorporation to increase the number of authorized shares of Common Stock in respect of the Conversion Shares.

                           (b) Each of Nova Financial and Nova, severally and
                  not jointly, represents to the Company as follows:

                              (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full corporate power and authority to execute and deliver this Agreement and any other agreements and instruments to be executed and delivered by it pursuant hereto and thereto and to consummate the transactions contemplated hereby and thereby;

                              (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws of general application from time to time affecting the rights of creditors generally and subject to general principles of equity); and

                              (iii)  the execution and delivery of this
                                     Agreement and the performance by it of its obligations hereunder will not constitute a violation, breach or default (with or without the passage of time or the giving of notice, or both) on its part under any provision of its certificate of incorporation or by-laws or under any federal, state or local law, rule or regulation, or under any order or judgment that is binding on it or any of its properties, or under any agreement, instrument or document to which it is a party or by which any of its properties are bound.








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

                           (b) Each of Gurba, Otto and Shapiro, severally and
                  not jointly, represents and warrants to the Company as follows:

                              (i) he has full power and authority to execute and deliver this Agreement and any other agreements and instruments to be executed and delivered by him pursuant hereto and thereto and to consummate the transactions contemplated hereby and thereby;

                              (ii) this Agreement has been duly authorized, executed and delivered by him and constitutes his legal, valid and binding obligations, enforceable against him in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws of general application from time to time affecting the rights of creditors generally and subject to general principles of equity); and

                              (iii)  the execution and delivery of this
                                     Agreement and the performance by him of his obligations hereunder will not constitute a violation, breach or default (with or without the passage of time or the giving of notice, or both) on his part under any federal, state or local law, rule or regulation, or under any order or judgment that is binding on him or any of his properties, or under any agreement, instrument or document to which he is a party or by which any of his properties are bound.

                  4. Choice of Law. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed for all purposes by the internal laws of the State of New York (without regard to the principles of conflict of laws thereof) and the laws of the United States applicable to transactions within such state.

                  5. Notices. Any and all notices or other communications provided for herein shall be given in accordance with the notice provisions set forth in the Restructuring Agreement.

                  6. Submission to Jurisdiction. (a) Any legal action or proceeding with respect to this Agreement or any document related hereto may be brought in the state courts of the State of New York or in the federal courts of the United States of America in the State of New York, and, by execution and delivery of this Agreement, each party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the







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         grounds of forum non conveniens, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

                           (a) Each party irrevocably consents to the service of
                  process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address provided herein.

                           (b) Nothing contained in this Section 6 shall affect
                  the right of any party hereto to serve process in any other manner permitted by law.

                  7. Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  8. Cumulative Rights. The rights of the parties under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

                  9. Entire Agreement. This Agreement, the exhibits attached hereto and the Restructuring Documents (as defined in the Restructuring Agreement) contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

                  10. Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

                  11. Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

                  12. Counterparts. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

                       [SIGNATURES CONTAINED ON NEXT PAGE]





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     NATIONAL AUTO FINANCE COMPANY, INC.


                                     By: /s/ KEITH B. STEIN
                                         ---------------------------------------
                                         Keith B. Stein
                                         Chief Executive Officer

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    NATIONAL AUTO FINANCE COMPANY, INC.

                                    By:  /s/ KEITH B. STEIN
                                       ----------------------------------
                                       Keith B. Stein
                                       Chief Executive Officer


                                    NOVA FINANCIAL CORPORATION




                                    By: /s/  Executed by Authorized Officer
                                       -----------------------------------------
                                       Name: Executed by Authorized Officer
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    NOVA CORPORATION

                                    By:  /s/  Executed by Authorized Officer
                                       -----------------------------------------
                                       Name:  Executed by Authorized Officer
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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                                             /s/ Stephen L. Gurba
                                             -----------------------------------
                                             Stephen L. Gurba

                                             /s/ Edgar Otto
                                             -----------------------------------
                                             Edgar Otto

                                             /s/ Gary L. Shapiro
                                             -----------------------------------
                                             Gary L. Shapiro


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                                                                       EXHIBIT A

                      JUNIOR CONVERTIBLE SUBORDINATED NOTE

                  FOR VALUE RECEIVED, the undersigned, NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of [NAME OF INITIAL HOLDER] (the "HOLDER") the principal sum set forth on Exhibit A attached hereto (which reflects interest payable on the principal amount of the Primary Note (as defined below) and the interest accrued on such interest) on January 31, 2002, (the "PRINCIPAL AMOUNT") with interest thereon from time to time as provided herein.

         1. Primary Note. This Junior Convertible Subordinated Note (this "JUNIOR CONVERTIBLE INTEREST NOTE") is being issued and delivered pursuant to the Second Amended and Restated Promissory Note, dated April 7, 1999 (the "PRIMARY NOTE"), by the Company in favor of Holder.

         2. Interest Payments. The Company shall (except as otherwise provided below) pay the Holder accrued interest, in arrears in cash, at the rate of eight percent (8%) per annum on the Principal Amount on each January 1, April 1, July 1 and November 1 commencing July 1, 1999 and continuing thereafter until January 31, 2002, at which time, the entire principal balance hereof and the interest accrued hereon shall be immediately due and payable; provided that the Principal Amount shall be reduced by the amount of any principal converted pursuant to
Section 5.1 hereof. Interest on this Note shall be paid by check payable to the order of the Holder and sent to [ADDRESS OF HOLDER] or to such other address as the Holder may designate from time to time; provided, however, that (a) in respect of the period up to and ending on March 31, 2001, if the Company elected, pursuant to Section 2 of the Amended Notes (as defined in the Restructuring Agreement dated as of April 7, 1999 (the "Restructuring Agreement") among the Company, National Auto Finance Company, L.P., The 1818 Mezzanine Fund, L.P., PC Investment Company, Progressive Investment Company, Inc., Manufacturers Life Insurance Company (USA), The Structured Finance High Yield Fund, LLC, Nova Financial Corporation, Nova Corporation, Gary L. Shapiro, Edgar A. Otto and Stephen L. Gurba), to pay interest on the Amended Notes (as defined in the Restructuring Agreement) on the immediately preceding interest payment date thereunder by issuing Convertible Notes (as defined in the Restructuring Agreement), the Company shall pay the Specified Percentage (the "SPECIFIED PERCENTAGE") of the interest accrued on this Junior Convertible Interest Note by amending Exhibit A to this Note to increase the principal amount thereof by the amount of such payment and (b) after the period ending March 31, 2001, the Company, at its option, may elect to pay an amount equal to up to 100% of the interest accrued on this Note by amending Exhibit A to this Note to increase the principal amount thereof by the amount of such payment. Specified Percentage shall mean the product of (x) two and (y) the percentage of the scheduled cash interest payments on the Amended Notes paid by the Company, on such immediately preceding interest payment date, through the issuance of Convertible Notes. Any past due interest shall accrue and shall be payable by the undersigned at the rate which is the lesser of (1) the maximum rate of interest permitted under applicable law and (2) eighteen percent (18%) per annum provided, however, that interest paid by the issuance of this Junior Convertible Interest Note (or the amendment thereof as provided above) shall not be deemed past due.

         3. Maturity Date. The entire principal balance of, and accrued interest on, this Junior Convertible Interest Note shall be due and payable, without notice or demand, on January 31, 2002.

         4. Prepayment. The Company shall have the right to prepay in cash, without penalty, at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Junior Convertible Interest Note and/or all of any part of the unpaid interest accrued to the date of such prepayment, provided that any such principal thus paid is accompanied by accrued interest on such principal.

         5. Conversion Rights.

            5.1 Conversion by the Holder. The Holder has the right, exercisable at any time, to convert the principal amount of this Junior Convertible Interest Note (or any portion thereof that is an integral multiple of $50) into that number of fully paid nonassessable shares of common stock, par value, $.01 per share (the "Common Stock"), of the Company obtained by dividing the principal amount of this Junior Convertible Interest Note by $0.75 per share (the "Conversion Price"). The Conversion Price shall be adjusted in the event of any change in the capital structure of the Company (whether by merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other similar change) such that this Junior Convertible Interest Note shall thereafter be convertible into such securities, cash and/or other property as would have been received in respect of the shares of Common Stock subject to this Junior Convertible Interest Note had this Junior Convertible Interest Note been converted in full immediately prior to such change.

            5.2 Conversion Procedure. To convert all or a portion of this Junior Convertible Interest Note, a holder must (a) complete and sign an irrevocable notice of election to convert (the "CONVERSION NOTICE"), substantially in the form of Exhibit B attached hereto, and deliver such Conversion Notice to the Company, (b) furnish appropriate endorsements or transfer documents if required by the Company and (c) pay any transfer or similar tax, if required. Any accrued but unpaid interest shall be paid on the Principal Amount of this Junior Convertible Interest Note until the date that such Principal Amount is converted by a holder into Common Stock. The Company shall make no payment or allowance for dividends on the shares of Common Stock issued upon conversion.

            No fractional shares shall be issued upon conversion, but a cash payment shall be made by the Company in lieu of fractional interests. The outstanding Principal Amount of this Junior Convertible Interest Note shall be reduced by the principal amount thereof converted into shares of Common Stock or other shares of common stock of the Company.

            5.3 Satisfaction of Company's Obligation. The Company's delivery upon conversion of the fixed number of shares of Common Stock or other shares of common stock of the Company into which this Junior Convertible Interest Note is then convertible (together with cash in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay that portion of the Principal Amount that is converted at the maturity date of this Junior Convertible






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

Interest Note and any unpaid interest accrued on this Junior Convertible Interest Note at the time of the conversion.

            6. Waiver. The Company and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof severally waive notice of intent to accelerate, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest with respect to this Junior Convertible Interest Note, notice of acceleration and all other notices in connection with the delivery, acceptance, performance, or enforcement of or consideration for this Junior Convertible Interest Note.

            7. Stipulation of Jurisdiction. The parties hereby irrevocably and unconditionally stipulate and agree that the Federal Courts in the State of New York or the State Court of the State of New York shall have non-exclusive jurisdiction to hear and finally determine any dispute, claim, or controversy or action arising out of or connected (directly or indirectly) with this Note.

            8. Usury Savings Provision. Neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Junior Convertible Interest Note shall ever be required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Junior Convertible Interest Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith.

            9. Governing Law. This Junior Convertible Interest Note and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of New York and the law of the United States applicable to transactions within such State.

            10. Subordination. This Junior Convertible Interest Note, and the rights of any holder hereof, are subject to the subordination and other provisions of that certain Amended and Restated Junior Subordination Agreement, dated as of April 7, 1999, among the initial holder of the Primary Note (as one of several subordinating creditors party thereto), certain other parties (as senior creditors) and the Company.


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


            EXHIBIT A TO FORM OF JUNIOR CONVERTIBLE SUBORDINATED NOTE

Original Principal Amount:             $
                                        --------------
Interest Rate:
                                        --------------
Interest Period:
                                        --------------
Term:
                                        --------------

[ADDITIONAL INTEREST ON PRIMARY NOTE AND THE JUNIOR CONVERTIBLE SUBORDINATED NOTE, IF ANY]



Months                          Principal Balance            Interest Earned              New Balance
------------------------------- ---------------------------- ---------------------------- ----------------------------




EXHIBIT B TO FORM OF JUNIOR CONVERTIBLE SUBORDINATED NOTE

To:  National Auto Finance Company, Inc.

         The undersigned holder of this Junior Convertible Subordinated Note hereby irrevocably exercises the option to convert this Junior Convertible Subordinated Note, or the portion below designated, into Common Stock of National Auto Finance Company, Inc. (the "COMPANY"), or any other class of common stock of the Company, as permitted by the Articles of Incorporation of the Company, in accordance with the terms of this Junior Convertible Subordinated Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated by assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned shall pay all transfer taxes payable with respect thereto.

Date:
     ------------------

         Convert (circle one):  in whole/in part

         If conversion in part, portion of Principal Amount of the Junior Convertible Interest Note to be converted: $____________


                                              [HOLDER]

                                        By:  /s/  Executed by Authorized Officer
                                            ------------------------------------
                                            Name: Executed by Authorized Officer
                                            Title:

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